EXHIBIT 99.1


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                        OCCIDENTAL PETROLEUM CORPORATION


                                   [OXY LOGO]


                                  STEVE CHAZEN
                        Senior Executive Vice President &
                             Chief Financial Officer

                           CREDIT SUISSE FIRST BOSTON
                            2005 ANNUAL ENERGY SUMMIT


                                                                February 3, 2005


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BUILDING LONG-TERM VALUE                                              [OXY LOGO]


     o    Growth tools

          -    Focused strategy

          -    Long-lived assets

          -    Disciplined investment philosophy

          -    Strong balance sheet

          -    Talented workforce

          -    Responsible corporate citizenship


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FINANCIAL PERFORMANCE CRITERIA                                        [OXY LOGO]


     o    Return on capital employed

          -    Measures efficient use of capital

     o    Return on equity

     o    Total return to stockholders

          -    Stock price change plus dividend


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RETURN ON CAPITAL EMPLOYED                                            [OXY LOGO]


                               2001-2003 Average
                                  (Percentage)

       [the following is a tabular representation of graphical materials]

                          STOCK             RETURN ON
                         SYMBOL         CAPITAL EMPLOYED
                       ----------     --------------------
                           XOM                18.2
                           OXY                12.6
                           APA                11.5
                           BR                 10.7
                           BP                 10.2
                           UCL                 9.4
                           CVX                 8.7
                           MRO                 8.3
                           DVN                 6.5
                           AHC                 6.3
                           APC                 6.1
                           COP                 5.8
                           KMG                 3.4


     Total 2001-2003 income before interest expense divided by average capital employed (average debt plus equity); interest is added back after-tax (using 35% statutory rate, not effective rate). See Addendum for GAAP reconciliation.


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RETURN ON EQUITY                                                      [OXY LOGO]


                               2001-2003 Average
                                  (Percentage)

       [the following is a tabular representation of graphical materials]

                               STOCK         RETURN
                              SYMBOL        ON EQUITY
                            ----------     ----------
                                XOM           20.3
                                OXY           18.5
                                BR            17.2
                                APA           15.4
                                UCL           15.2
                                MRO           12.4
                                BP            12.3
                                CVX           11.4
                                DVN           10.1
                                AHC            9.2
                                APC            8.9
                                COP            7.8
                                KMG            2.6


     Income applicable to common shares in 2001-2003 divided by average equity during the year - per SEC filings.


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COMPARATIVE TOTAL RETURNS                                             [OXY LOGO]


                         3 Years (12/31/01 - 12/31/04)*
                                   (Percent)

       [the following is a tabular representation of graphical materials]


                        STOCK           TOTAL
                       SYMBOL          RETURNS
                     ----------      ----------
                       BR               139.7
                       OXY              139.6
                       APA              117.2
                       DVN              104.3
                       COP               53.4
                       XOM               40.5
                       BP                39.7
                       AHC               39.5
                       MRO               38.8
                       CVX               30.5
                       UCL               28.9
                       KMG               17.7
                       APC               17.0
                       DJIA              14.8
                       S&P 500           11.1


*Data Source: Bloomberg


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OVERALL VALUE CREATION STRATEGY                                       [OXY LOGO]

     o    Focus on three core geographic areas

     o    Maximize free cash flow

     o    Maintain strong balance sheet

     o    Review dividend policy annually


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WORLDWIDE PRODUCTION AND                                              [OXY LOGO]
PROVED RESERVES ADDITIONS


                                  Million BOE

       [the following is a tabular representation of graphical materials]

                   WORLDWIDE    WORLDWIDE
          YEAR    PRODUCTION    ADDITIONS
          ----    ----------    ---------
          2000        168         1,170
          2001        173           244
          2002        188           263
          2003        200           368
          2004        207


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WORLDWIDE PROVEN RESERVES                                             [OXY LOGO]


                                  Million BOE

       [the following is a tabular
       representation of graphical
                materials]

                  2001     2002     2003             - Horn Mountain -
                 ------   ------   ------
US                1,698    1,755    1,805                [photo]
International       543      556      666
                 ------   ------   ------
Total             2,241    2,311    2,471


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WORLDWIDE PROVEN RESERVES                                             [OXY LOGO]


                                  Million BOE

       [the following is a tabular
       representation of graphical
                materials]

                  2001     2002     2003             - Horn Mountain -
                 ------   ------   ------
Developed         1,773    1,832    2,954                [photo]
Undeveloped         468      479      517
                 ------   ------   ------
Total             2,241    2,311    2,471


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TOTAL DEBT & EQUITY                                                   [OXY LOGO]


          Total Debt - $ Millions                Total Equity - $ Millions

       [the following is a tabular              [the following is a tabular
       representation of graphical              representation of graphical
                materials]                               materials]

                           DEBT/CAP -
    YEAR       DEBT        PERCENTAGE               YEAR        EQUITY
   ------     ------     --------------            ------      --------
    2000       6,354                57%             2000          4,774
    2001       4,890                46%             2001          5,634
    2002       4,759                43%             2002          6,318
    2003       4,570                37%             2003          7,929
    2004       3,905                27%             2004         10,473


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FINANCIAL RESULTS                                                     [OXY LOGO]



                                                2003           2004
                                             ----------     ----------

     Net income ($ Billions)                 $      1.5     $      2.5

     EPS ($ Share)                           $     3.98     $     6.30

     Cash from operations ($ Billions)       $      3.1     $      4.2 *


     * Excluding the reduction of $360 million of accounts receivable sales

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NON-CORE INVESTMENTS                                                  [OXY LOGO]


                                                                 $ Millions
                                                                   1/25/05
                                                                 ----------

     [LYONDELL LOGO]     41.0 million shares (17%)               $    1,165

     [PREMCOR LOGO]       9.0 million shares (10%)               $      410
                                                                 ----------

                                                                 $    1,575


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2005 CAPITAL EXPENDITURE ($MM)                                        [OXY LOGO]


          Oil & Gas US                                             650

          Middle East                                              550

          Latin America                                             80

          Other International                                       10

          Exploration                                              120

          Chemicals                                                150
                                                                 -----

                                                                 1,560

          Dolphin                                                  540
                                                                 -----

                                                                 2,100 *

     * excludes acquisitions


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PRODUCTION GROWTH                                                     [OXY LOGO]


     o    Qatar

          -    ISND / ISSD

          -    Dolphin

     o    Libya

     o    Other Middle East Projects

     o    Permian Basin / California - Natural Consolidator


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DOLPHIN PROJECT                                                       [OXY LOGO]


                             Projected Start - 2006



                                                  o    Invest $1 billion in
                                                       this $4 billion
                                                       project (2004-2006)
                                                  o    Peak net production
                                                       -    275 million cubic
          [map of Dolphin Project]                          feet/day
                                                       -    20,000 barrels
                                                            liquids/day
                                                       -    Equals 65,000
                                                            BOE/day
                                                  o    25-year cumulative net
                                                       production
                                                       -    1.3 trillion cubic
                                                            feet
                                                       -    85 million barrels
                                                            liquids
                                                       -    Totals 300 million
                                                            BOE


                                    Dolphin
          Oxy's Interest.........................................24.5%
          Oxy's Cumulative Net Production (25 years)........300 MM BOE
          Oxy Net Production Estimate...................65,000 BOE/Day


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EXPLORATION PROPERTIES WITH SAT IMAGE & FIELDS                        [OXY LOGO]


                                 [map of Libya]


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CHEMICAL HIGHLIGHTS                                                   [OXY LOGO]


     o    Role of chemicals business

          -    Generate free cash flow through the business cycle

          -    2004 free cash flow $500 million

     o    Goal

          - Generate in excess of $300 million of free cash flow per year

     o    1Q05 - Expect Chemical Earnings of about
          $150MM

          -    High Energy Prices

          -    Current Strength in Caustic Soda

     o    Vulcan Chlor-Alkali Plants acquisition


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USES OF CASH FLOW                                                     [OXY LOGO]


     o    Disciplined Capital Expenditure Program

     o    Selective Acquisitions

     o    Dividends - Reviewed Annually

     o    Build Liquidity


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WHAT'S AHEAD?                                                         [OXY LOGO]


     o    Success riding on two factors

          -    Maintain strong asset base to generate
               cash to support growth

          -    Add new projects in core areas

     o    Stay focused on the fundamentals

          -    Maintain financial discipline and focus

          -    Execute our strategy

     o    Create long-term value


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OCCIDENTAL PETROLEUM CORPORATION                                      [OXY LOGO]


     Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

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